SASCO 2005-S1
Credit Risk Manager Report
September 2005
2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.


Table of Contents

Section One 	Executive Summary
Section Two 	Loan-Level Report
Section Three	Prepayment Premium Analysis
Section Four 	Loss Report
Section Five 	Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 Executive Summary August 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide,
	     GMAC Mortgage,Ocwen Financial Services, Option One Mortgage, Wells Fargo/ASC,Wells Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	8/31/2005(2)	8/31/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$576,667,450 	$449,269,562 	77.90%

Loan Count 		11,983		9,722		81.13%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics
					Loan Count 	Summed Balances
First Payment Default 			7		$759,750
Early Payment Defaults** 		36		$2,485,334
Multiple Loans to One Borrower*** 	457		$14,182,828

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields


Hurricane Katrina and Rita
Murrayhill identified 1,004 properties within this security which are located in areas that have been designated as FEMA disaster areas as a result of Hurricane Katrina and Rita. Below is a table detailing the loans in the affected areas.

Hurricane*  Assistance Type**  Loan Count   Combined Unpaid Principal Balance
Either	     Individual		267		$7,581,594
Either       Public		698		$21,140,818
Both         Individual		33		$899,532
Both         Public		6		$183,543

*Either is defined as loans affected by either Katrina or Rita. Both is defined as loans affected by both Katrina and Rita.
**Individual assistance allows for individuals to file personal claims with FEMA up to $26,200. These zips codes should be considered worse off then the Public assistance zip codes. Public assistance allows for city officials to file claims for infrastructure repairs.

Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
9/25/2005	$473,702,430		$24,804,052		5.24
8/25/2005	$494,482,733		$20,490,401		4.14
7/25/2005	$517,075,640		$22,294,969		4.31

Prepayment Premium Analysis

Prepayment Premium Issues
In the 9/25/2005 remittance, 90 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 88 of these loans totaling $186,941. Premiums were also remitted for eight loans without active flags totaling $21,483. The amount of prepayment premiums remitted by the servicers total $208,425, however, the amount remitted to the P Class was $208,944. We asked the master servicer about the $519 discrepancy. We also inquired with a servicer regarding two loans that paid off with active flags but did not have premiums remitted.

Loss Analysis

High Loss Amounts and/or High Loss Severities
Loan number 6108689 was charged off and passed a loss of $23,219 through to the trust, representing a loss severity of 116 During the 9/25/2005 distribution. Please see the High Losses Report in Section Four for further details regarding this loss.

2005 The Murrayhill Company. All Rights Reserved.

Section Two

Loan-Level Report
 2005 The Murrayhill Company. All Rights Reserved.
Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date:Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Murrayhill's internal estimate of the loss(or gain) that the loan will experience if it liquidates on the Liquidation Date.
Delinquency Status:Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status,according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according
to the OTS
method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loan-Level Report
Est. Liq. Date
Mortgage Data Through: August 31, 2005
Watchlist
Orig Amount OLTV  Valuation Method Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV
Orig.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1223566665 2/1/2007 6104520 $560,000
148.89%
$140,000
$139,784
BPO
6/20/2005
CCCC36F
Monitor
$700,000
$470,000
$139,784
99.84%
20.00%
29.74%
12/1/2004
4/1/2005
NY
709
Default Reason: (Unknown)
10/7/2005 The servicer initiated foreclosure on the property securing this loan
on 8/4/2005. The most recent BPO values the property at $470,000 and the senior
lien balance
insurance company. We will also ensure that the servicer follows the necessary guidelines set forth by the pool insurance policy regarding foreclosure. is reported as $560,000. We have asked the servicer why it is foreclosing on this loan when there is negative equity to pursue, and if they had approval from the
GA 12/1/2004 BPO $389,000 10.00% $38,900 $38,877 $311,200 4/1/2006 C36FF99
6104700
97.24% $38,877 4/28/2005 Monitor - BK $360,000 99.94% 10.79% 1/1/2005 631
Default Reason: (Unknown)
10/7/2005 The borrower filed for bankruptcy on 6/28/2005 and the foreclosure is
on hold. The servicer indicated that a new equity estimate would be performed when the to why this date is included when the loan is not coded in REO. bankruptcy is dismissed. A field in the data files the servicer provides to Murrayhill includes an REO start date of 7/7/2005. We have inquired with the servicer as GA 12/1/2004 Appraisal $236,000 $45,505 19.28% $0 $0 1223566665 5/1/2006
3C3C300
6104941
0.00% $0 6/14/2005 Monitor $228,000 0.00% 0.00% 4/1/2005 632
Default Reason: (Unknown)
10/7/2005 It appears the servicer accepted proceeds prior to liquidating this loan at a loss. We asked the servicer why this loan passed a loss because it appears that it was trustee in order to confirm insurance coverage, and are awaiting a response.
100
percent covered by mortgage insurance. It responded that according to its records, insurance coverage did not exist for this loan. We have contacted the
GA 12/1/2004 Appraisal $163,000 $24,300 14.90% $0 $0 2/1/2006 6105252
0.00% $0 4/12/2005
369FF90
Monitor $59,500 0.00% 0.00% 12/1/2004 677
Default Reason: (Unknown)
10/7/2005 This loan passed a loss of $26,933 to the trust during the
9/25/2005
distribution. This loan had an unpaid balance of $24,295, and the loss severity
was 111 percent.
applied to this loss. According to a prior servicer response, the loss mitigation department completed a short sale on 7/21/2005. We have asked the servicer why no proceeds were
GA 1/1/2005 Sale Price $270,000 10.00% $27,000 $27,000 $216,000
2/1/2006369FFRR
6105651
152.83% $27,000 m/d/yyyy Monitor $159,000 100.00% 16.98% 12/1/2004 677
Default Reason: (Unknown)
10/7/2005 The servicer took this property REO on 7/6/2005. The most recent appraisal, dated 4/12/2005, valued the property at $179,000 and the senior lien
balance is reported at $216,000. We have asked the servicer why it took this property REO with a negative equity position.
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6106918 BPO
4/6/2005
$875,000
$975,000
12/1/2004
11/1/2004
CO
674
Default Reason: (Unknown)
10/7/2005 The servicer took this property REO on 8/4/2005. We will monitor for a
listing price.
6107030 BPO
5/4/2005
$900,000
$950,000
1/1/2005
1/1/2005
FL
719
Default Reason: (Unknown)
10/7/2005 This loan was added to the Watchlist because it has a high balance
 and
is in foreclosure. The servicer initiated foreclosure on 5/16/2005.
6107073 BPO
3/15/2005
$850,000
$690,000
12/1/2004
11/1/2004
NY
717
Default Reason: (Unknown)
Based on our inquiry, the servicer has indicated that this loan was in foreclosure by accident. We will continue to monitor. 9/8/2005
6108214 BPO
4/11/2005
$255,000
$245,000
2/1/2005
1/1/2005
CO
686
Default Reason: (Unknown)
The servicer initiated foreclosure on 7/20/2005 and this loan is a first payment
default.We asked the servicer if it had been given approval to foreclose by the
9/8/2005 insurance company.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$131,250
$131,250
15.00%
13.46%
$249,000
$248,943
27.66%
26.20%
$170,000
$170,000
20.00%
24.63%
$76,500
$76,500
30.00%
31.22%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$700,000
85.25%
$585,000
87.78%
$595,000
110.86%
1223566665 $178,500
104.08%
Est. (Gain)/Loss
Est. Severity
$24,617
18.75%
$56,321
22.61%
$170,000
100.00%
$0
0.00%
Delinquency
Status
5/1/2006 69FFFFR
Monitor
5/1/2006 C36FFFF
Monitor
10/1/2006 69FFFFF
Monitor
8/1/2006 C3699FF
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6100384 1/1/2005
1/1/2005
CA
668
Default Reason: (Unknown)
10/7/2005 The servicer initiated foreclosure on 5/16/2005. The latest BPO, dated
4/19/2005, values the property at $670,000. There appears to be sufficient equity to foreclose.
Valuation Method
BPO
4/19/2005
Orig Amount OLTV
CLTV
Orig.
Current Value Current Bal
$130,000
$129,929
$650,000
$670,000
20.00%
19.39%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$520,000
97.00%
Est. (Gain)/Loss
Est. Severity
$99,356
76.42%
Delinquency
Status
4/1/2006 36FFFF
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6102814 BPO
7/25/2005
$104,000
$105,000
11/1/2004
1/1/2005
LA
605
Default Reason: (Unknown)
This property is included in the FEMA disaster area caused by Hurricane
Katrina.
Murrayhill is monitoring to ensure that the servicer adheres to its policies. 9/1/2005
6102884 BPO
5/24/2005
$128,000
$120,000
11/1/2004
12/1/2004
KY
609
Default Reason: (Unknown)
There appears to be marginal equity to pursue. The borrower filed for Chapter
7 bankruptcy on 8/2/2005, and a motion for relief was filed on 10/4/2005.
9/8/2005
6102916 BPO
6/16/2005
$165,000
$149,000
11/1/2004
1/1/2005
OK
611
Default Reason: (Unknown)
10/7/2005 The borrower filed Chapter 7 bankruptcy on 6/12/2005. The senior lien
holder has filed a motion for relief. There does not appear to be any equity to
pursue.
6102986 BPO
7/1/2005
$374,000
$285,900
11/1/2004
3/1/2005
GA
615
Default Reason: (Unknown)
This loan was added to the Watchlist because it is in foreclosure with negative equity. We have asked the servicer to consider charging off this loan.
9/1/2005
6103058 BPO
6/17/2005
$159,000
$158,000
12/1/2004
2/1/2005
WY
619
will continue to monitor.
Default Reason: (Unknown)
10/7/2005 The servicer has been in contact with the borrower regarding loss mitigation options. The borrower has indicated that they are not able to reinstate this loan. We
MN 10/1/2004 Int. Est. $154,000 $30,640 19.89% $122,560 $30,585 6103143
9/1/2006
C369999
6/30/2005 $124,230 1/1/2005 624
Default Reason: (Unknown)
10/13/2005 This loan is 210 days delinquent and does not have an updated valuation. We are researching this issue.
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Orig Amount OLTV Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert # CLTV Current Bal
8/1/2006 $80,000
95.22%
$20,000
$19,982
3369FFF
Monitor
$19,982
99.90%
19.23%
19.03%
7/1/2006 $102,400
106.65%
$25,600
$25,585
36FFFF9
Monitor - BK
$25,585
99.94%
20.00%
21.32%
7/1/2006 $132,000
110.71%
$33,000
$32,971
C36F99F
Monitor
$32,971
99.91%
20.00%
22.12%
3/1/2006 $296,000
129.37%
$74,000
$73,892
3CC3FFF
Monitor
$73,892
99.85%
19.78%
25.84%
6/1/2006 $127,120
100.55%
$31,780
$31,751
CC3FFFF
Monitor
$31,751
99.90%
19.98%
20.09%
123.27% $30,585 Monitor - BK 99.82% 24.61%
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6103440 BPO
6/21/2005
$114,500
$116,000
11/1/2004
2/1/2005
SC
642
Default Reason: (Unknown)
10/7/2005 The servicer received short sale funds of $9,393 in September 2005. 6103458 Int. Est.
6/30/2005
$420,000
$368,680
11/1/2004
10/1/2004
VA
643
Default Reason: (Unknown)
10/7/2005 The borrower has contacted the servicer repeatedly regarding reinstatement. A foreclosure sale has been scheduled for 10/7/2005.
6103951 BPO
6/8/2005
$400,000
$245,000
12/1/2004
12/1/2004
TX
678
BPO valuing the property at $245,000 was completed on 6/8/2005.
We have posted a
follow up question to the servicer requesting further details.
Default Reason: (Unknown)
10/10/2005 The servicer has indicated that it released servicing of the senior lien on 5/5/2005 with a balance of $311,000. Foreclosure is being pursued by the junior lien, and a
NY 12/1/2004 BPO $370,000 $73,000 19.72% $292,000 $73,000 6104168 12/1/2006
6999FFF
7/20/2005 $265,000 11/1/2004 732
Default Reason: (Unknown)
consider charging off this loan, and it responded that it does not charge off second liens until the senior lien liquidates. We are working with them on this
issue 10/7/2005 A new BPO was performed on 7/20/2005 which valued the property at $265,000. However, the senior lien balance is listed as $292,000. We asked the servicer to
and have asked the servicer to stop advances for this loan.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$22,700
$9,393
19.82%
8.09%
$82,000
$82,000
19.52%
22.24%
$78,000
$77,970
19.50%
31.82%
$73,000 27.54%
Est. Liq. Date 1st Lien
Comb. LTV MI Cert #
$90,800
86.37%
$328,000
111.20%
$312,000
159.17%
137.73%
Est. (Gain)/Loss
Est. Severity
$9,196
40.51%
$82,000
100.00%
$77,970
99.96%
100.00%
Delinquency
Status
6/1/2006 CC3FFFF
Monitor
3/1/2006 C999F9F
Monitor
2/1/2006 369FFFF
Monitor
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 Valuation Method Orig.
Current Value
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6108796 Int. Est.
6/30/2005
$205,000
$161,560
5/1/2004
11/1/2004
TX
695
Default Reason: (Unknown)
10/13/2005 This loan is 270 days delinquent and does not have an updated valuation. We are researching this issue.
6108803 Int. Est.
6/30/2005
$400,000
$382,844
8/1/2004
12/1/2004
CA
675
Default Reason: (Unknown)
10/13/2005 This loan is 240 days delinquent and does not have an updated valuation. We are researching this issue.
6108856 Int. Est.
6/30/2005
$559,000
$449,232
10/1/2004
1/1/2005
MA
662
Default Reason: (Unknown)
10/13/2005 This loan is 210 days delinquent and does not have an updated valuation. We are researching this issue.
6109456 BPO
4/25/2005
$580,000
$395,000
11/1/2004
11/1/2004
MN
668
and it responded that an equity analysis would be done.
Default Reason: (Unknown)
10/7/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. We asked the servicer to consider charging off this loan,
TX 11/1/2004 Int. Est. $385,000 $77,000 20.00% $308,000 $76,945 6110351
12/1/2005 699999
6/30/2005 $303,673 12/1/2004 624
Default Reason: (Unknown)
10/13/2005 This loan is 240 days delinquent and does not have an updated valuation. We are researching this issue.
6111047 Int. Est.
6/30/2005
$620,000
$462,025
10/1/2004
12/1/2004
NV
668
Default Reason: (Unknown)
10/13/2005 This loan is 240 days delinquent and does not have an updated valuation. We are researching this issue.
 2005 The Murrayhill Company. All Rights Reserved.
Orig Amount OLTV
CLTV Current Bal
$41,000
$40,664
20.00%
25.16%
$80,000
$79,829
20.00%
20.85%
$111,800
$111,666
20.00%
24.85%
$87,000
$86,960
15.00%
22.01%
$76,945 25.33%
$124,000
$123,832
20.00%
26.80%
1st Lien
Comb. LTV
$164,000
126.67%
$320,000
104.43%
$447,200
124.40%
$493,000
146.82%
126.76%
$496,000
134.15%
Est. Liq. Date Est. (Gain)/Loss
Est. Severity MI Cert #
$40,664
99.17%
$79,829
99.78%
$111,666
99.88%
1223566665 $86,960
99.95%
99.92%
$123,832
99.86%
Delinquency
Status
12/1/2005 999999
Monitor
3/1/2006 699999
Monitor
2/1/2006 369999
Monitor
7/1/2006 999999
Monitor
Monitor
3/1/2006 699999
Monitor
SASCO 2005-S1 Loan-Level Report Mortgage Data Through: August 31, 2005
Watchlist
 State
FICO
First Pmt.
Last Paid Dt. Loan Number
6111068 12/1/2004
11/1/2004
AZ
639
position.
CA
Default Reason: (Unknown)
10/7/2005 This loan is a first payment default, and a notice of intent was sent
out on 3/21/2005. We have asked the servicer to obtain an updated BPO to determine the equity
9/1/2004 Int. Est. $439,000 $87,800 20.00% $351,200 $87,694 6111198 3/1/2006
699999
12/1/2004 643
Default Reason: (Unknown)
10/7/2005 We have asked the servicer to obtain an updated BPO in order to gain
an accurate equity estimate.
6111457 12/1/2004
12/1/2004
MI
670
this loan.
CO
Default Reason: (Unknown)
10/7/2005 The senior lien balance for this loan is greater than the property value reported in the most recent BPO. Based on our inquiry, the servicer has agreed to charge off
12/1/2004 Int. Est. $781,000 $193,750 24.80% $581,250 $193,714 6111881
4/1/2006
699999
12/1/2004 670
Default Reason: (Unknown)
10/13/2005 This loan is 240 days delinquent and does not have an updated valuation. We are researching this issue.
Orig Amount OLTV Valuation Method CLTV
Orig.
Current Value Current Bal
$200,000
$200,000
Int. Est.
6/30/2005
$720,000
$574,987
27.77%
34.78%
$87,694 6/30/2005 $383,002 22.89%
$8,500
$8,484
BPO
5/9/2005
$85,000
$58,000
10.00%
14.62%
$193,714 6/30/2005 $535,766 36.15%
 2005 The Murrayhill Company. All Rights Reserved.
Est. Liq. Date Delinquency
Status
1st Lien
Comb. LTV
Est. (Gain)/Loss
Est. Severity MI Cert #
3/1/2006 $500,000
121.74%
999999
Monitor
$200,000
100.00%
114.59% Monitor 99.87%
7/1/2006 $68,000
131.86%
699999
Monitor
$8,484
99.80%
144.64% Monitor 99.98%


Section Three
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.


Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: August 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-05   25-May-05   25-Apr-
05
P Class   $208,944   $173,377    $152,885    $124,209    $98,075     $56,854

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer  25-Sep-05  25-Aug-05   25-Jul-05   25-Jun-05   25-May-05   25-Apr-05
Total	  $208,425   $173,377    $152,885    $124,209    $97,559     $57,369

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$208,944

Amount remitted by the servicers: 		$208,425

Difference: 					$    519



2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: August 31, 2005

Trustee Remittance Date: 	 25-Sep-05   25-Aug-05   25-Jul-05   25-Jun-05


Loans with Active Prepayment
Flags with Premiums
Remitted (A)			    88	        65	    61		51

				     8		11	     9		 3


Total Loans with
Premiums Remitted (B) 		    96		76	    73		54


Loans with Active Prepayment
Flags (C) 			    90		67	    68		51

Loans without Prepayment Flags
with Premiums Remitted		     8		11	     9		3



Subtotal (D) 			    98		78	    77		54



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 	   97.78%	97.01%	  89.71%     100.00%



Total Loans with Premiums
Remitted to the Subtotal (B/D)	   97.96%	97.44%	  94.81%     100.00%


Total Paid-Off Loans (E) 	    468		 355	   397		330


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 			   20.51%	21.41%	  18.39%     16.36%



2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: August 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					92
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									2

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		0

Total Paid-Off Loans with Active Prepayment Flags (C) 			90

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							2


* These categories are mutually exclusive.
2005 The Murrayhill Company. All Rights Reserved.



Paid-Off Loans With Prepayment Flags for SASCO 2005-S1

Mortgage Data Through: August 31, 2005

Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  %
of
Number 	quency	nation	  Flag  ation       off      Date     Remit-
ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6100618*CCCCCC0	9/1/2004   1 	9/1/2005    $75,892  8/31/2005	$0
CA 0%
6102004*CCCCCC0	10/14/2004 2 	10/14/2006  $66,641  7/29/2005	$0
FL 0%
6100669**CCCCCC06/1/2004   0 	6/1/2004    $98,821  8/1/2005	$3,749	 CA 4%

6100769**CCCCCC06/1/2004   0 	6/1/2004    $89,312  8/31/2005	$3,481
CA 4%
6100520**CCCCCC06/1/2004   0 	6/1/2004    $62,596  8/19/2005	$2,127
CA 3%
6100658**CCCCCC07/1/2004   0 	7/1/2004    $100,012 8/10/2005	$3,992
CA 4%
6100675**CCCCCC07/1/2004   0 	7/1/2004    $44,600  8/25/2005	$1,786
OR 4%
6110726**CCCCCC08/26/2004  0 	8/26/2004   $47,776  8/12/2005	$1,989
CA 4%
6110179**CCCCCC09/10/2004  0 	9/10/2004   $82,262  8/5/2005	$3,247	 CA 4%

6109289**CCCCCC09/15/2004  0 	9/15/2004   $28,768  8/16/2005	$1,113
CA 4%
6111237	CCCCCC0	10/29/2004 1 	10/29/2005  $114,412 8/24/2005
	$5,673	 FL 5%
6101994	CCCCCC0	7/29/2004  2 	7/29/2006   $87,545  8/11/2005  $877
	 VA 1%
6100780	CCCCCC0	8/1/2004   2 	8/1/2006    $97,941  8/22/2005
	$3,511	 CA 4%
6100648	CCCCCC0	8/1/2004   2 	8/1/2006    $83,371  8/1/2005	$3,541
	 CA 4%
6104751	CCCCCC0	8/9/2004   2 	8/9/2006    $91,389  8/31/2005
	$3,101	 CA 3%
6103117	CCCCCC0	8/19/2004  2 	8/19/2006   $49,894  8/24/2005
	$1,860	 CA 4%
6110296	CCCCCC0	8/26/2004  2 	8/26/2006   $112,343 8/12/2005
	$4,401	 CA 4%
6110304	CCCCCC0	8/30/2004  2 	8/30/2006   $31,081  8/15/2005
	$1,492	 AZ 5%
6110316	CCCCCC0	9/2/2004   2 	9/2/2006    $27,809  8/2/2005	$1,407
	 NV 5%
6109168	CCCCCC0	9/17/2004  2 	9/17/2006   $47,967  8/30/2005
	$951	 VA 2%
6110335	CCCCCC0	9/17/2004  2 	9/17/2006   $36,936  8/4/2005	$1,909
	 AZ 5%
6109164	CCCCCC0	9/20/2004  2 	9/20/2006   $49,214  8/16/2005
	$976	 VA 2%
6103670	CCCCCC0	9/21/2004  2 	9/21/2006   $42,551  8/9/2005	$1,811
	 CA 4%
6102806	CCCCCC0	9/21/2004  2 	9/21/2006   $70,132  8/5/2005	$3,174
	 FL 5%
6103590	CCCCCC0	9/23/2004  2 	9/23/2006   $59,597  8/18/2005
	$2,511	 CA 4%
6109107	CCCCCC0	9/24/2004  2 	9/24/2006   $53,230  8/30/2005
	$1,056	 VA 2%
6102351	69FFFF0	9/27/2004  2 	9/27/2006   $127,970 8/29/2005
	$4,588	 CA 4%
6102175	CCCCCC0	9/27/2004  2 	9/27/2006   $40,880  8/10/2005
	$1,554	 NV 4%
6102212	CCCCCC0	9/27/2004  2 	9/27/2006   $52,692  8/5/2005	$2,002
	 CA 4%
6102019	CCCCCC0	9/28/2004  2 	9/28/2006   $24,338  8/1/2005	$1,022
	 FL 4%
6103310	CCCCCC0	9/29/2004  2 	9/29/2006   $34,561  8/11/2005
	$1,346	 FL 4%
6102778	CCCCCC0	9/29/2004  2 	9/29/2006   $27,903  8/26/2005
	$1,266	 CA 5%
6102322	CCCCCC0	9/30/2004  2 	9/30/2006   $103,307 8/22/2005
	$3,716	 CA 4%
6102194	CCCCCC0	9/30/2004  2 	9/30/2006   $47,708  8/3/2005	$1,815
	 FL 4%
6104085	CCCCCC0	9/30/2004  2 	9/30/2006   $35,755  8/31/2005
	$1,282	 CA 4%
6104086	CCCCCC0	10/1/2004  2 	10/1/2006   $51,207  8/2/2005	$1,742
	 CA 3%
6103815	CCCCCC0	10/1/2004  2 	10/1/2006   $60,355  8/9/2005	$2,104
	 CA 3%
6102329	CCCCCC0	10/4/2004  2 	10/4/2006   $106,331 8/1/2005	$3,823
	 CA 4%
6104324	CCCCCC0	10/4/2004  2 	10/4/2006   $50,570  8/16/2005
	$1,850	 MA 4%
6111402	CCCCCC0	10/6/2004  2 	10/6/2006   $53,220  8/31/2005
	$2,636	 CT 5%
6111222	CCCCCC0	10/6/2004  2 	10/6/2006   $40,060  8/24/2005
	$1,991	 NV 5%
6102169	CCCCCC0	10/6/2004  2 	10/6/2006   $39,399  8/26/2005
	$1,573	 CA 4%
6102231	CCCCCC0	10/6/2004  2 	10/6/2006   $57,760  8/11/2005
	$2,426	 AZ 4%
6102335	CCCCCC0	10/7/2004  2 	10/7/2006   $114,414 8/30/2005
	$4,345	 CA 4%
6104029	CCCCCC0	10/7/2004  2 	10/7/2006   $81,570  8/2/2005	$2,662
	 CA 3%
6103409	CCCCCC0	10/8/2004  2 	10/8/2006   $48,818  8/8/2005	$2,305
	 CT 5%
6102331	CCCCCC0	10/12/2004 2 	10/12/2006  $109,497 8/23/2005
	$4,378	 CA 4%
6102784	CCCCCC0	10/12/2004 2 	10/12/2006  $60,897  8/4/2005	$2,681
	 CA 4%
6102555	CCCCCC0	10/13/2004 2 	10/13/2006  $53,725  8/24/2005
	$2,040	 CA 4%
6102086	CCCCCC0	10/13/2004 2 	10/13/2006  $26,876  8/11/2005
	$1,075	 AZ 4%
6104358	CCCCCC0	10/13/2004 2 	10/13/2006  $23,503  8/31/2005
	$930	 CA 4%
6103509	CCCCCC0	10/14/2004 2 	10/14/2006  $35,764  8/9/2005	$694
VA 2%
6104108	CCCCCC0	10/14/2004 2 	10/14/2006  $96,011  8/1/2005	$3,617
	 CA 4%
6102365	CCCCCC0	10/15/2004 2 	10/15/2006  $24,873  8/29/2005
	$945	 AZ 4%
6102071	CCCCCC0	10/15/2004 2 	10/15/2006  $24,885  8/17/2005
	$994	 AZ 4%
6104356	CCCCCC0	10/15/2004 2 	10/15/2006  $23,350  8/30/2005
	$1,009	 FL 4%
6104036	CCCCCC0	10/15/2004 2 	10/15/2006  $20,306  8/16/2005
	$199	 MI 1%
6102665	CCCCCC0	10/18/2004 2 	10/18/2006  $107,389 8/23/2005
	$3,862	 CA 4%
6102373	CCCCCC0	10/19/2004 2 	10/19/2006  $24,897  8/16/2005
	$250	 OH 1%
6103395	CCCCCC0	10/19/2004 2 	10/19/2006  $35,309  8/15/2005
	$1,422	 HI 4%
6104263	CCCCCC0	10/19/2004 2 	10/19/2006  $34,275  8/9/2005	$1,537
	 FL 4%
6102582	CCCCCC0	10/20/2004 2 	10/20/2006  $66,692  8/22/2005
	$2,665	 CA 4%
6102541	CCCCCC0	10/20/2004 2 	10/20/2006  $46,760  8/5/2005	$1,777
	 CA 4%
6103567	CCCCCC0	10/20/2004 2 	10/20/2006  $39,982  8/30/2005
	$1,470	 FL 4%
6103682	CCCCCC0	10/21/2004 2 	10/21/2006  $77,201  8/5/2005	$3,116
	 CA 4%
6111212	CCCCCC0	10/27/2004 2 	10/27/2006  $134,572 8/17/2005
	$2,442	 MN 2%
6102635	CCCCCC0	10/27/2004 2 	10/27/2006  $89,342  8/15/2005
	$3,395	 CA 4%
6102590	CCCCCC0	10/27/2004 2 	10/27/2006  $68,682  8/9/2005	$2,745
	 CA 4%
6102401	CCCCCC0	11/1/2004  2 	11/1/2006   $24,885  8/26/2005
	$994	 AZ 4%
6102527	CCCCCC0	11/1/2004  2 	11/1/2006   $41,765  8/25/2005
	$1,587	 CA 4%
6101967	CCCCCC0	11/18/2004 2 	11/18/2006  $16,913  8/9/2005	$136
MI 1%
6101902	CCCCCC0	11/22/2004 2 	11/22/2006  $96,288  8/31/2005
	$3,659	 CA 4%
6101968	CCCCCC0	11/23/2004 2 	11/23/2006  $22,917  8/23/2005
	$974	 AZ 4%
6100278	CCCCC0	11/23/2004 2 	11/23/2006  $62,143  8/9/2005	$2,484
	 CA 4%
6101959	CCCCCC0	11/24/2004 2 	11/24/2006  $165,717 8/19/2005
	$3,318	 VA 2%
6100281	CCCCC0	11/30/2004 2 	11/30/2006  $63,238  8/19/2005
	$2,527	 AZ 4%
6100276	CCCCC0	11/30/2004 2 	11/30/2006  $61,685  8/24/2005
	$2,217	 CA 4%
6100198	CCCCC0	11/30/2004 2 	11/30/2006  $35,851  8/24/2005
	$1,434	 CA 4%
6100389	CCCCC0	12/2/2004  2 	12/2/2006   $131,455 8/31/2005
	$5,254	 CA 4%
6100184	CCCCC0	12/6/2004  2 	12/6/2006   $34,362  8/25/2005
	$1,452	 FL 4%
6100112	CCCCC0	12/7/2004  2 	12/7/2006   $24,507  8/31/2005
	$493	 MO 2%
6100163	CCCCC0	12/10/2004 2 	12/10/2006  $29,890  8/29/2005
	$1,195	 AZ 4%
6108697	CCCCCC0	7/2/2004   3 	7/2/2007    $22,146  8/5/2005	$877
CT 4%
6108764	CCCCCC0	7/19/2004  3 	7/19/2007   $25,024  8/8/2005	$928
NV 4%
6111046	CCCCCC0	8/16/2004  3 	8/16/2007   $27,865  8/1/2005	$1,106
	 AZ 4%
6104361	CCCCCC0	8/31/2004  3 	8/31/2007   $22,425  8/8/2005	$876
NV 4%
6111200	CCCCCC0	9/23/2004  3 	9/23/2007   $120,334 8/18/2005
	$4,715	 CA 4%
6104858	CCCCCC0	9/27/2004  3 	9/27/2007   $47,796  8/4/2005	$1,891
	 CA 4%
6103474	CCCCCC0	9/30/2004  3 	9/30/2007   $44,438  8/12/2005
	$438	 MI 1%
6111122	CCCCCC0	10/1/2004  3 	10/1/2007   $61,955  8/25/2005
	$3,035	 CA 5%
6111184	CCCCCC0	10/6/2004  3 	10/6/2007   $46,255  8/11/2005
	$1,698	 CA 4%
6111061	CCCCCC0	10/6/2004  3 	10/6/2007   $95,703  8/11/2005
	$4,693	 CA 5%
6104374	CCCCC30	10/8/2004  3 	10/8/2007   $32,170  8/2/2005	$1,383
	 FL 4%
6104236	CCCCCC0	10/8/2004  3 	10/8/2007   $32,478  8/9/2005	$1,212
	 AZ 4%
6104115	CCCCCC0	10/8/2004  3 	10/8/2007   $49,788  8/16/2005
	$1,596	 CA 3%
6111150	CCCCCC0	10/12/2004 3 	10/12/2007  $50,370  8/31/2005
	$2,467	 CA 5%
6103122	CCCCCC0	10/21/2004 3 	10/21/2007  $32,918  8/11/2005
	$1,430	 FL 4%
6111092	CCCCCC0	10/26/2004 3 	10/26/2007  $88,502  8/31/2005
	$3,335	 CA 4%

*Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.


2005 The Murrayhill Company. All Rights Reserved.


Section Four
Loss Report
2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 Historical Monthly Losses
Losses Through: August 31, 2005

Date	Loan Loss Amount	Loss Percentage

9/25/2005	$23,219.14	0.00%

8/25/2005	$41,429.13	0.01%

7/25/2005	$39,222.81	0.01%

6/25/2005	$131,640.41	0.02%

5/25/2005	$0.00		0.00%

4/25/2005	$0.00		0.00%

3/25/2005	$0.00		0.00%

Totals:		$235,511.49	0.04%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.
2005 The Murrayhill Company. All Rights Reserved.

Summary
Loan-Level Losses:
Subsequent Losses:
Subsequent Gains:
Monthly Security Loss:
Losses Remitted:
Difference:
Loss Loan Number
Total: Loan-Level Loss Report
$23,219
$0
$0
$23,219
$23,219
$0
Loss
$23,219
SASCO 2005-S1 High Loan-Level Losses Mortgage Data Through: August 31, 2005
 Prop. Type
Loan Type
State
FICO
Orig. Date
OLTV Loan
6108689 4/16/2004
20%
TX
746
Planned Unit
Purchase
Default Reason: (Unknown)
9/28/2005 This loan was charged off during the 9/25/2005 remittance cycle and passed a loss of $23,219, a severity of 116 percent. In the loss breakdown, the servicer reports interest advances of $1,191 and escrow advances totaling $1,883. These two advances caused the high loss severity.
Valuation
Valuation Date
Orig. Value
Current Value
Internal Estimate
6/30/2005
$100,000
$78,736
 2005 The Murrayhill Company. All Rights Reserved.
Liquidation Date
Liquidation Method
Actual Loss
Loss Severity
Doc.
Level Orig. Balance
$20,000 Low $23,219.14
116.09%
Delinquency History
669990 8/31/2005
Charge Off
SASCO 2005-S1 Loss Report Losses Through: August 31, 2005
Loss
$23,219
September 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $1191 7 -21.26%
Severity
116.10% TX
State Orig. Date
4/16/2004 6108689 $20,000
$100,000
$20,000 Servicer Total:
$23,219 116.10% $20,000 Distribution Date Total:
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loss Report Losses Through: August 31, 2005
Loss
$14,496
August 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 19% $0 4 -3.38%
Severity
31.86% GA
State Orig. Date
10/14/2004 6104941
$0 8 $26,933 -63.49% 110.83% 15% 10/29/2004 GA 6105252
$45,505
$236,000
$24,300
$163,000
$69,805 Servicer Total:
46.13% $41,429 $89,805 Distribution Date Total:
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loss Report Losses Through: August 31, 2005
Loss
$39,223
July 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $0 8 -2.92%
Severity
104.32% TX
State Orig. Date
10/19/2004 6102510 $37,600
$188,000
$37,600 Servicer Total:
30.79% $39,223 $127,405 Distribution Date Total:
 2005 The Murrayhill Company. All Rights Reserved.
SASCO 2005-S1 Loss Report Losses Through: August 31, 2005
Loss
$29,183
June 25, 2005
Loan Number
Original Amt Months Orig Appraisal Value Decline Delinquent Advances Orig. LTV 20% $1268 9 13.79%
Severity
100.63% AZ
State Orig. Date
10/19/2004 6102444
$1307 9 $31,974 0.00% 100.55% 20% 10/28/2004 CO 6102466
$29,000
$145,000
$31,800
$159,000
$3203 9 $70,483 8.57% 100.69% 20% 10/18/2004 FL 6102593 $70,000
$350,000
$130,800 Servicer Total:
50.98% $131,640 $258,205 Distribution Date Total:
 2005 The Murrayhill Company. All Rights Reserved.

Section Five
Analytics
 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: August 31, 2005
FICO	Delinquency	Percentage
550	Current	0
570	Current	0
570	Paid Off	0
580	Current	0.002
580	Delinquent	0.003
580	Paid Off	0.001
590	Current	0.005
590	Delinquent	0.01
590	Paid Off	0.005
600	Current	0.018
600	Delinquent	0.045
600	Paid Off	0.015
610	Current	0.031
610	Delinquent	0.101
610	Paid Off	0.022
620	Current	0.045
620	Delinquent	0.097
620	Paid Off	0.039
630	Current	0.06
630	Delinquent	0.063
630	Paid Off	0.051
640	Current	0.064
640	Delinquent	0.08
640	Paid Off	0.056
650	Current	0.061
650	Delinquent	0.066
650	Paid Off	0.064
660	Current	0.07
660	Delinquent	0.069
660	Paid Off	0.075
670	Current	0.076
670	Delinquent	0.09
670	Paid Off	0.077
680	Current	0.081
680	Delinquent	0.073
680	Paid Off	0.083
690	Current	0.079
690	Delinquent	0.045
690	Paid Off	0.081
700	Current	0.069
700	Delinquent	0.035
700	Paid Off	0.073
710	Current	0.06
710	Delinquent	0.038
710	Paid Off	0.068
720	Current	0.054
720	Delinquent	0.045
720	Paid Off	0.059
730	Current	0.047
730	Delinquent	0.028
730	Paid Off	0.047
740	Current	0.04
740	Delinquent	0.045
740	Paid Off	0.043
750	Current	0.036
750	Delinquent	0.024
750	Paid Off	0.043
760	Current	0.033
760	Delinquent	0.017
760	Paid Off	0.033
770	Current	0.026
770	Delinquent	0.01
770	Paid Off	0.024
780	Current	0.02
780	Delinquent	0.007
780	Paid Off	0.02
790	Current	0.013
790	Delinquent	0.007
790	Paid Off	0.01
800	Current	0.008
800	Paid Off	0.006
810	Current	0.002
810	Paid Off	0.002
820	Current	0.001
820	Paid Off	0

Status	# of Loans	Average	Std. Deviation
Current	9,434	686	48.1
Delinquent	288	664	47.266
Paid Off	2,232	688	46.414
Total:	11,954

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.005
0.1	Paid Off	0.255
0.1	Current	0.192
0.1	Delinquent	0.09
0.2	Current	0.766
0.2	Paid Off	0.698
0.2	Delinquent	0.84
0.3	Paid Off	0.039
0.3	Delinquent	0.063
0.3	Current	0.038
0.4	Paid Off	0.002
0.4	Delinquent	0.007
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,434	0.961	0.061
Delinquent	288	0.977	0.043
Paid Off	2,232	0.943	0.073
Total:	11,954

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: August 31, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.046
10000	Delinquent	0.021
20000	Current	0.22
20000	Delinquent	0.174
30000	Current	0.223
30000	Delinquent	0.222
40000	Current	0.134
40000	Delinquent	0.118
50000	Current	0.098
50000	Delinquent	0.087
60000	Current	0.074
60000	Delinquent	0.052
70000	Current	0.059
70000	Delinquent	0.059
80000	Current	0.035
80000	Delinquent	0.056
90000	Current	0.033
90000	Delinquent	0.042
100000	Current	0.023
100000	Delinquent	0.035
110000	Current	0.016
110000	Delinquent	0.035
120000	Current	0.013
120000	Delinquent	0.021
130000	Current	0.008
130000	Delinquent	0.021
140000	Current	0.005
140000	Delinquent	0.014
150000	Current	0.004
150000	Delinquent	0.01
160000	Current	0.002
160000	Delinquent	0.003
170000	Current	0.001
170000	Delinquent	0.007
180000	Current	0.001
180000	Delinquent	0.007
190000	Current	0
190000	Delinquent	0.003
200000	Current	0.002
200000	Delinquent	0.007
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
240000	Delinquent	0.003
250000	Current	0.001
250000	Delinquent	0.003
270000	Current	0
280000	Current	0
300000	Current	0
320000	Current	0
350000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,434	45,857.52	31,326.69
Delinquent	288	57,811.57	42,077.92
Total:	9,722

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0
120	Paid Off	0
180	Paid Off	0.635
180	Current	0.611
180	Delinquent	0.632
240	Delinquent	0.042
240	Current	0.018
240	Paid Off	0.018
360	Paid Off	0.346
360	Current	0.37
360	Delinquent	0.326

# of Loans	Other	120	180	240	360
11,954	0	5	7,367	225	4357

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,248	10.4%	Cash-out refinance 	948	10.0%
Purchase	10,139	84.6%	Purchase	8,019	85.0%

Rate/term refinance 	532	4.4%	Rate/term refinance 	417	4.4%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	64	0.5%	Other	50	0.5%

Total	11,983	100%	Total	9,434	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	21	7.3%	Cash-out refinance 	276	12.4%
Purchase	255	88.5%	Purchase	1,840	82.4%

Rate/term refinance 	11	3.8%	Rate/term refinance 	103	4.6%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	1	0.3%	Other	13	0.6%

Total	288	100%	Total	2,232	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: August 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.23
Investment Home	Delinquent	0.115
Investment Home	Paid Off	0.296
Primary Home	Current	0.746
Primary Home	Delinquent	0.872
Primary Home	Paid Off	0.669
Second Home	Current	0.024
Second Home	Delinquent	0.014
Second Home	Paid Off	0.035

Title	# of Loans
Investment Home	2,867
Primary Home	8,783
Second Home	304
Total:	11,954

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2005
AsOfDate  30 Days	60 Days		90 Days		Foreclosure	REO
2/28/2005 2841029.21	982004.78	0		0		0
3/31/2005 4616130.66	2333432.97	1448319.82	30310.00    	0
4/30/2005 3581337.99	2613406.91	2758607.1	586894.38  	0
5/31/2005 4517476.9	1628746.3	3368866.83	1708592.09 	0
6/30/2005 4720332.25	2463624.42	3880553.49	2324695.69  	0
7/31/2005 6136758.54	2464228.96	5415873.21	2462074.78 	27000
8/31/2005 4842496.34	3658784.8	4832137.53	3158062.76      158250

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: August 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	46	14	0	0	0
3/31/2005	95	37	20	1	0
4/30/2005	69	47	41	8	0
5/31/2005	92	35	51	22	0
6/30/2005	79	43	62	36	0
7/31/2005	115	37	91	37	1
8/31/2005	89	61	86	50	2

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA12-Month MA
8/31/2005	9/25/2005	47.58%	42.96%	36.87%
7/31/2005	8/25/2005	39.87%	38.07%
6/30/2005	7/25/2005	41.14%	34.02%
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%

Copyright 2005, The Murrayhill Company. All rights reserved.